UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 8, 2009

HONG KONG HIGHPOWER TECHNOLOGY, INC.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34098	20-4062622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, China

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 755-89686238

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or standard; Transfer of Listing.

On December 8, 2009, the Registrant notified the NYSE Amex of its intention to delist its common stock from NYSE Amex and to list it on The Nasdaq Global Market ("NASDAQ"). The common stock will continue to trade under the symbol "HPJ". The Registrant expects its common stock to continue to trade on NYSE Amex until the market closes on December 18, 2009 and to begin trading on NASDAQ on December 21, 2009 when the market opens.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Hong Kong Highpower Technology, Inc. Press Release dated December 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hong Kong Highpower Technology, Inc.

Dated: December 10, 2009	/s/	Henry Ngan
	By:	Henry Ngan
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Hong Kong Highpower Technology, Inc. Press Release dated December 8, 2009.